                                                                EXHIBIT - (g)(v)

                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------
A. Sweep Funds
--------------
Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

B. Other Funds
--------------
Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                        June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                               February 25, 2003

Schwab Institutional Advantage Money Fund                                     May 1, 1993

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab Municipal Money Fund -- Select Shares

Schwab Municipal Money Fund -- Institutional Shares

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares                June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: ________________________
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: ________________________
                                        Randall W. Merk,
                                        Executive Vice President

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                             FEE
             ----                                                             ---
A.           Sweep Funds
             -----------
             Schwab Money Market Fund                                         An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab Government Money Fund                                     An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab Municipal Money Fund-Sweep Shares                         An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab California Municipal Money Fund-Sweep Shares              An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)               twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab US Treasury Money Fund                                    An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab New York Municipal Money Fund-Sweep Shares                An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                 twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab Government Cash Reserves Fund                             An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab New Jersey Municipal Money Fund                           An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab Pennsylvania Municipal Money Fund                         An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

             Schwab Florida Municipal Money Fund                              An annual fee, payable monthly, of
                                                                              twenty five one-hundredths of one
                                                                              percent (.25%) of the Fund's average
                                                                              daily net assets

B.           Other Funds
             -----------
             Schwab Value Advantage Money Fund - Investor Shares              An annual fee, payable monthly, of five
                                                                              one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

             Schwab Value Advantage Money Fund - Institutional Shares         An annual fee, payable monthly, of five
                                                                              one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

             Schwab Value Advantage Money Fund - Select Shares                An annual fee, payable monthly, of five
                                                                              one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

             Schwab Institutional Advantage Money Fund                        An annual fee, payable monthly, of five
                                                                              one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

             Schwab Retirement Money Fund                                     An annual fee, payable monthly, of five
                                                                              one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

             Schwab Municipal Money Fund-Value Advantage Shares               An annual fee, payable monthly, of five
                                                                              one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

             Schwab Municipal Money Fund-Select Shares                        An annual fee, payable monthly, of
                                                                              _________ of one percent (.0X%) of the
                                                                              Fund's average daily net assets

             Schwab Municipal Money Fund-Institutional Shares                 An annual fee, payable monthly, of
                                                                              _________ of one percent (.0X%) of the
                                                                              Fund's average daily net assets

             Schwab California Municipal Money Fund-Value Advantage Shares    An annual fee, payable monthly, of five
             (formerly Schwab California Tax-Exempt Money Fund)               one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

             Schwab New York Municipal Money Fund-Value Advantage Shares      An annual fee, payable monthly, of five
             (formerly Schwab New York Tax-Exempt Money Fund)                 one-hundredths of one percent (.05%) of
                                                                              the Fund's average daily net assets

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: ________________________
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: ________________________
                                        Randall W. Merk,
                                        Executive Vice President